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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 11, 2003

C-CHIP TECHNOLOGIES CORPORATION
formerly Keystone Mines Limited
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33199	88-0467845
(Commission File No.)	(IRS Employer ID)

4710, St-Ambroise
Suite 224A
Montreal, Quebec
Canada H4C 2C7
(Address of principal executive offices and Zip Code)

(514) 337-2447
(Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9. REGULATION FD DISCLOSURE

On or about April 9, 2003, the Company issued a press release announcing it had entered into negotiation with a major U.S. distributor serving the automotive market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 11th day of April, 2003.

C-CHIP TECHNOLOGIES CORPORATION

BY:	/s/ Stephane Solis Stephane Solis, President and Chief Executive Officer